UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 21, 2012


                                  STEVIA CORP.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                    333-152365                    98-0537233
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

              7117 US 31 S
            Indianapolis, IN                                        46227
(Address of Principal Executive Office)                           (Zip Code)

       Registrant's telephone number, including area code: (888) 250-2566

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SUPPLY AGREEMENT

     On February 21, 2012, Stevia Corp. (the "Company") entered into a Supply Agreement (the "Supply Agreement") with Guangzhou Health China Technology Development Company Limited, a foreign-invested limited liability company incorporated in the People's Republic of China ("Guangzhou Health"). Under the terms of the Supply Agreement, the Company will sell dry stevia plant materials, including stems and leaves ("Product") exclusively to Guangzhou Health. For the first two years of the agreement, Guangzhou Health will purchase all Product produced by the Company. Starting with the third year of the agreement, the Company and Guangzhou Health will review and agree on the quantity of Product to be supplied in the forthcoming year, and Guangzhou Health will be obliged to purchase up to 130 percent of that amount. The specifications and price of Product will also be revised annually according to the mutual agreement of the parties. The term of the Supply Agreement is five years with an option to renew for an additional four years.

     The foregoing description is qualified in its entirety by reference to the Supply Agreement, a copy of which appears as Exhibit 10.1 to this Form 8-K and is incorporated by reference to this Item 1.01.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

COOPERATIVE AGREEMENT

     On February 21, 2012, the Company also entered into a Cooperative Agreement (the "Cooperative Agreement") with Guangzhou Health. Under the terms of the Cooperative Agreement, the parties agree to explore potential technology partnerships with the intent of formalizing a joint venture to pursue the most promising technologies and businesses. The parties also agree to conduct trials to test the efficacy of certain technologies as applied specifically to the Company's business model as well as the marketability of harvests produced utilizing such technologies. Guangzhou Health will share all available information of its business structure and technologies with the Company, subject to the confidentiality provisions of the Cooperative Agreement. Guangzhou Health will also permit the Company to enter its premises and grow-out sites for purposes of inspection and will, as reasonably requested by the Company, supply without cost, random samples of products and harvests for testing.

     The foregoing description is qualified in its entirety by reference to the Cooperative Agreement, a copy of which appears as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01.

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
SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.                        Description
-----------                        -----------

  10.1         Supply Agreement, dated February 21, 2012

  99.1         Cooperative Agreement, dated February 21, 2012

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2012              STEVIA CORP.


                                     By: /s/ George Blankenbaker
                                         ---------------------------------------
                                         George Blankenbaker
                                         President


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